                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of November 26, 1999 for the Collection Period of October 1
                            through October 31, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                                          749,988,732.51
Discounted Principal Balance                                                                                   749,988,732.51
Servicer Advance                                                                                                 1,324,812.20
Servicer Payahead                                                                                                1,260,008.73
Number of Contracts                                                                                                    34,185
Weighted Average Lease Rate                                                                                              6.81%
Weighted Average Remaining Term                                                                                          33.8
Servicing Fee Percentage                                                                                                 1.00%

POOL DATA - CURRENT MONTH
-------------------------
 Aggregate Net Investment Value                                                                               749,936,381.31
 Discounted Principal Balance                                                                                 749,215,169.10
 Servicer Advances                                                                                              2,293,941.98
 Servicer Pay Ahead Balance                                                                                     1,781,187.36
 Maturity Advances Outstanding                                                                                             -
 Number of Current Contracts                                                                                          37,582
 Weighted Average Lease Rate                                                                                           6.83%
 Weighted Average Remaining Term                                                                                        22.2
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
 Initial Deposit Amount                                                                                        28,124,577.47
 Specified Reserve Fund Percentage                                                                                     5.50%
 Specified Reserve Fund Amount                                                                                 41,249,380.29
 Specified Reserve Fund Percentage (IF CONDITION I, II OR III MET)                                                      6.50%

 Specified Reserve Fund Amount (IF CONDITION I, II OR III MET)                                                 48,749,267.61

                                                                           CLASS A              CLASS B           TOTAL
                                                                            AMOUNT               AMOUNT           AMOUNT
                                                                         -------------       ------------      -------------
 Beginning Balance                                                       40,153,630.29       1,095,750.00      41,249,380.29
 Withdrawal Amount                                                                   -                  -                  -
 Transferor Excess                                                          859,830.54                            859,830.54
                                                                  ----------------------------------------------------------
 Reserve Fund Balance Prior to Release                                   41,013,460.83       1,095,750.00      42,109,210.83

 Specified Reserve Fund Balance                                          40,153,630.29       1,095,750.00      41,249,380.29
 Release to Transferor                                                      859,830.54                  -         859,830.54
                                                                   ----------------------------------------------------------
 Ending Reserve Fund Balance                                             40,153,630.29       1,095,750.00      41,249,380.29
 Cumulative Withdrawal Amount                                                        -                  -                  -
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                                VEHICLES
                                                                                             --------
  Liquidated Contracts                                                                          93
                                                                                                --
  Discounted Principal Balance                                                                                   1,779,334.57
  Net Liquidation Proceeds                                                                                      (1,561,814.26)

  Recoveries - Previously Liquidated Contracts                                                                              -
                                                                                                               --------------
  Aggregate Credit Losses for the Collection Period                                                                217,520.31
                                                                                                               ==============
  Cumulative Credit Losses for all Periods                                                                       2,389,934.21
                                                                                                               ==============
  Repossessed in Current Period                                                                 63
                                                                                                --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                     ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                                                  CHARGE-OFF RATE
                                                                                                           ------------------
    Second Preceding Collection Period                                                                                   0.21%
    First Preceding Collection Period                                                                                    0.48%
    Current Collection Period                                                                                            0.35%

-----------------------------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)

Three Month Average                                                                                                      0.35%
Charge-off Rate Indicator ( > 1.25%)                                                                        CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                            PERCENT   ACCOUNTS    PERCENT       ANIV
                                                                                 -------   --------    -------   ------------
  31-60 Days Delinquent                                                           1.10%      413       1.06%     7,957,950.84
  61-90 Days Delinquent                                                           0.07%       26        0.08%      586,051.37
 Over 90 Days Delinquent                                                          0.02%        8        0.03%      192,237.51
                                                                                           --------              ------------
  Total Delinquencies                                                                        447                 8,736,239.72
                                                                                           ========              ============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                     0.11%
  First Preceding Collection Period                                                                                      0.08%
  Current Collection Period                                                                                              0.09%


-----------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                                                      0.09%
Delinquency Percentage Indicator ( > 1.25%)                                                                 CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                         VEHICLES
                                                                                                    --------
 Matured Lease Vehicle Inventory Sold                                                                 55           942,813.41
                                                                                                      --
 Net Liquidation Proceeds                                                                                         (834,050.03)
                                                                                                                -------------
 Net Residual Value (Gain) Loss                                                                                    108,763.38
                                                                                                                =============
 Cumulative Residual Value (Gain) Loss all periods                                                                 224,950.58
                                                                                                                =============


                                                                                                     AVERAGE         AVERAGE
                                                 NUMBER         SCHEDULED              SALE       NET LIQUIDATION    RESIDUAL
                                                  SOLD          MATURITIES             RATIO         PROCEEDS         VALUE
                                                  ----          ----------             -----         --------         -----
EACH COLLECTION PERIOD:
MATURED VEHICLES SOLD FOR
  Second Preceding Collection Period               19              128                 14.84%       13,670.13       14,822.29
  First Preceding Collection Period                46              131                 35.11%       16,145.30       18,063.56
  Current Collection Period                        55               72                 76.39%       15,164.55       17,129.79
  Three Month Average                                                                               15,303.88       17,122.38

                                                                                                                    ---------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                         89.38%
                                                                                                                    ---------
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                    AMOUNT/RATIO            TEST MET?
---------------                                                                          ------------            ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                    76.39%                  YES

b) Number of Scheduled Maturities > 500                                                       72                    NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values            89.38%                  NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                         CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of November 26, 1999 for the Collection Period of October 1
                            through October 31, 1999


-------------------------------------------------------------------------------------------------------------------------------
                                                                                   CERTIFICATE BALANCE             CLASS A1
                                                                                 ------------------------          --------
                                                                   TOTAL         PERCENT          BALANCE          BALANCE
-------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                        98.00%
  Interest Collections                                         5,213,523.80
  Net Investment Income                                           14,718.91
  Non-recoverable Advances                                       (50,003.78)
                                                              -------------
   Available Interest                                          5,178,238.93                     5,075,060.66      1,305,015.59
  Class A1, A2, A3 Notional Interest Accrual Amount           (3,075,508.25)                   (3,075,508.25)      (829,237.50)
  Unreimbursed A1, A2, A3 Interest Shortfall                           -                                -                 -
  Interest Accrual for Adjusted Class B Certificate Bal.        (282,419.42)                     (282,419.42)
  Class B Interest Carryover Shortfall                                 -
  Servicer's Fee                                                (624,952.41)                     (612,453.36)
  Capped Expenses                                                (15,745.94)                      (15,431.02)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -                                -
  Uncapped Expenses                                                    -                                -
                                                              -------------                  ---------------
  Total Unallocated Interest                                   1,179,612.91                     1,089,248.61
  Excess Interest to Transferor                                                                (1,089,248.61)
                                                              -------------                  ---------------
  Net Interest Collections Available                           1,179,612.91                                               -
  Interest Collections Allocated to Losses                      (319,782.37)
  Accelerated Principal Distribution                                   -
                                                              -------------
  Deposit to Reserve Fund                                        859,830.54
                                                              -------------
  Withdrawal from Reserve Fund                                         -
                                                              -------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                           (326,283.69)                     (319,782.37)
  Loss Reimbursement from Transferor                             319,782.37                       319,782.37
  Loss Reimbursement from Reserve Fund                                 -
                                                              --------------                 ---------------
  Transferor Ending Certificate Principal Loss Amount             (6,501.32)                            -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                              -------------
  Ending Balance                                                       -
                                                              -------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                              -------------
  Ending Balance                                                       -
                                                              -------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                              -------------
  Ending Balance                                                       -
                                                              -------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                              -------------
  Ending Balance                                                       -
                                                              -------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                                         -                                -                 -
  Allocations - Current Period                                         -                                -                 -
  Allocations - Accelerated Principal Distribution                     -                                -                 -
  Allocations - Not Disbursed Beginning of Period                      -                                -
  Allocations - Not Disbursed End of Period                            -                                -                 -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                  859,830.54                             -                 -
  Allocations - Current Period                                 3,357,927.67                     3,357,927.67        829,237.50
  Allocations - Not Disbursed Beginning of Period              3,357,927.67                     3,357,927.67        829,237.50
  Allocations - Not Disbursed End of Period                    6,715,855.34                     6,715,855.34      1,658,475.00
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                  859,830.54
  Due To Trust                                                 3,343,208.76                     3,343,208.76        825,452.64
                                                              -------------                  ---------------     -------------
     Total Due To Trust                                        4,203,039.30                     3,343,208.76        825,452.64
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A2        CLASS A3       CLASS B         TRANSFEROR INTEREST
                                                              --------        --------       -------        ---------------------
                                                               BALANCE        BALANCE        BALANCE        INTEREST    PRINCIPAL
---------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                    2.00%
---------
 Interest Collections
 Net Investment Income
 Non-recoverable Advances

   Available Interest                                       2,931,106.46    502,672.67     336,265.92     103,178.28
 Class A1, A2, A3 Notional Interest Accrual Amount         (1,914,848.75)  (331,422.00)
 Unreimbursed A1, A2, A3 Interest Shortfall                          -             -
 Interest Accrual for Adjusted Class B Certificate Bal.                                   (282,419.42)
 Class B Interest Carryover Shortfall                                                             -
 Servicer's Fee                                                                                           (12,499.05)
 Capped Expenses                                                                                             (314.92)
 Interest Accrual on Class B. Cert. Prin. Loss Amt.                                               -
 Uncapped Expenses                                                                                              -
                                                                                                        ------------
 Total Unallocated Interest                                                                                90,364.31
 Excess Interest to Transferor                                                                          1,089,248.61
                                                                                                        ------------
 Net Interest Collections Available                                                                     1,179,612.92
 Interest Collections Allocated to Losses                                                                (319,782.37)
 Accelerated Principal Distribution                                                                             -
                                                                                                        ------------
 Deposit to Reserve Fund                                                                                  859,830.55
                                                                                                        ------------
 Withdrawal from Reserve Fund
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                     (319,782.37)                 (6,501.32)
  Loss Reimbursement from Transferor                                                       319,782.37    (319,782.37)
  Loss Reimbursement from Reserve Fund
                                                                                          -----------   ------------   ---------
  Transferor Ending Certificate Principal Loss Amount                                             -      (319,782.37)  (6,501.32)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                              -
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution                                                              -
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                          -             -              -             -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      -             -              -       859,830.54
  Allocations - Current Period                              1,914,848.75    331,422.00     282,419.42            -
  Allocations - Not Disbursed Beginning of Period           1,914,848.75    331,422.00     282,419.42            -
  Allocations - Not Disbursed End of Period                 3,829,697.50    662,844.00     564,838.84            -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                                                           859,830.54        -
  Due To Trust                                              1,906,347.83    329,964.13     281,444.16                       -
                                                           -------------   -----------    ------------   ------------------------
     Total Due To Trust                                     1,906,347.83    329,964.13     281,444.16     859,830.54        -
--------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of November 26, 1999 for the Collection Period of October 1
                            through October 31, 1999



----------------------------------------------------------------------------------------------------------------------------
                                                                        CERTIFICATE BALANCE            CLASS A1
                                                                        -------------------            --------
                                                        TOTAL           PERCENT     BALANCE      PERCENT       BALANCE
----------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)               749,988,732.51
Discounted Principal Balance                        749,988,732.51
Initial Notional/Certificate Balance                          -         100.00%  735,000,000.00   25.71%     189,000,000.00
Percent of ANIV                                                                          98.00%                      25.20%
Certificate Factor                                                                    1.0000000                   1.0000000
Notional/Certificate Rate                                                                                            5.265%
Targeted Maturity Dates                                                                                   December 25, 2000
Servicer Advance                                      1,324,812.20
Servicer Payahead                                     1,260,008.73
Number of Contracts                                         34,185
Weighted Average Lease Rate                            6.81%
Weighted Average Remaining Term                         33.8
Servicing Fee Percentage                               1.00%

POOL DATA PRIOR MONTH

Aggregate Net Investment Value                      749,942,882.63
Discounted Principal Balance                        748,750,747.83
Notional/Certificate Balance                                                     735,000,000.00              189,000,000.00
Adjusted Notional/Certificate Balance                                            735,000,000.00              189,000,000.00
Percent of ANIV                                                                          98.01%                      25.20%
Certificate Factor                                                                    1.0000000                   1.0000000
Servicer Advances                                     2,096,888.85
Servicer Pay Ahead Balance                            1,859,817.22
Maturity Advances Outstanding                                 -
Number of Current Contracts                          37,281
Weighted Average Lease Rate                           6.82%
Weighted Average Remaining Term                        23.1

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                    749,936,381.31
  Discounted Principal Balance                      749,215,169.10
  Notional/Certificate Balance                                                   735,000,000.00              189,000,000.00
  Adjusted Notional/Certificate Balance                                          735,000,000.00              189,000,000.00
  Percent of ANIV                                                                        98.01%                      25.20%
  Certificate Factor                                                                  1.0000000                   1.0000000
  Servicer Advances                                   2,293,941.98
  Servicer Pay Ahead Balance                          1,781,187.36
  Maturity Advances Outstanding                               -
  Number of Current Contracts                        37,582
  Weighted Average Lease Rate                         6.83%
  Weighted Average Remaining Term                      22.2

Prior Certificate Interest Payment Date          September 27, 1999
Next Certificate Interest Payment Date            December 27, 1999
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                        CLASS A2                        CLASS A3
                                                        --------                        --------
                                                 PERCENT       BALANCE           PERCENT          BALANCE
-------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance             57.76%      424,500,000.00        9.90%       72,800,000.00
Percent of ANIV                                                      56.60%                            9.71%
Certificate Factor                                                1.0000000                        1.0000000
Notional/Certificate Rate                                            5.413%                           5.463%
Targeted Maturity Dates                                   December 25, 2001                   March 25, 2002
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH

Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                 424,500,000.00                    72,800,000.00
Adjusted Notional/Certificate Balance                        424,500,000.00                    72,800,000.00
Percent of ANIV                                                      56.61%                            9.71%
Certificate Factor                                                1.0000000                        1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                 424,500,000.00                    72,800,000.00
Adjusted Notional/Certificate Balance                        424,500,000.00                    72,800,000.00
Percent of ANIV                                                      56.61%                            9.71%
Certificate Factor                                                1.0000000                        1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                     CLASS B                         TRANSFEROR INTEREST
                                                     -------                         -------------------
                                            PERCENT              BALANCE                  BALANCE
---------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance          6.63%            48,700,000.00            14,988,732.51
Percent of ANIV                                                       6.49%                     2.00%
Certificate Factor                                               1.0000000
Notional/Certificate Rate                                            6.959%
Targeted Maturity Dates                                        December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                        48,700,000.00       14,942,882.63
Adjusted Notional/Certificate Balance                               48,700,000.00       14,942,882.63
Percent of ANIV                                                          6.49%                  1.99%
Certificate Factor                                                  1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                      48,700,000.00         14,936,381.31
Adjusted Notional/Certificate Balance                             48,700,000.00         14,936,381.31
Percent of ANIV                                                      6.49%                      1.99%
Certificate Factor                                                1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                  VEHICLES
---------------------------------                                  --------
Principal Collections                                                                       7,202,390.11
Prepayments in Full                                                  185                    3,736,728.36
                                                                     ---
Reallocation Payment                                                  2                        39,543.93
                                                                      -
Interest Collections                                                                        5,213,523.80

Net Liquidation Proceeds and Recoveries                                                     1,561,814.26
Increase (Decrease) in Maturity Advances                                                            -
Net Liquidation Proceeds - Vehicle Sales                                                      834,050.03
Non-Recoverable Advances                                                                      (50,003.78)
                                                                                     --------------------
Total Available                                                                           18,538,046.71

---------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                         AMOUNT                           ANNUAL AMOUNT
                                                              -----------------------             --------------------
  Total Capped Expenses Paid                                           15,745.94                           204,697.22
  Total Uncapped Expenses Paid                                              -                                    -
  Capped and Uncapped Expenses Due                                          -                                    -
SERVICER'S FEE DUE:
  Servicer's Fee Paid                                                 624,952.41
  Servicer's Fee Balance Due                                                -
SUPPLEMENTAL SERVICER'S FEES                                           66,120.96
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                    VEHICLES                             AMOUNT
-----------------                                                    --------                             ------
  Beginning Unreinvested Principal Collections                                                             5,894.20
  Principal Collections & Liquidated Contracts                                                        13,694,309.06
  Allocation to Subsequent Contracts                                   636                           (13,691,180.16)

                                                                                                  ------------------
  Ending Unreinvested Principal Collections                                                                9,023.10
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS A1             CLASS A2          CLASS A3
                                                                           --------             --------          --------
                                                                           BALANCE               BALANCE           BALANCE

-------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                                         0.23%                 0.27%              0.32%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                               189,000,000.00      424,500,000.00      72,800,000.00

INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty
   Due to Swap Counterparty
   Proration %                                               0.00%

   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to / (receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL

Prior Swap Interest Shortfall Carryover                                            -                   -                -
Swap Interest Shortfall Inc/(Dec) This Period                                      -                   -                -
Swap Swap Interest Shortfall Carryover                                             -                   -                -

INTEREST RESET

Interest Rate                                                               5.74625%            5.78625%            5.83625%
Number of Days                                                                 91                    91                91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE                           2,745,270.94        6,208,887.34       1,073,999.69
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                       CLASS B                    TOTAL CLASS
                                                                       -------                    -----------
                                                                       BALANCE                       BALANCE
----------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                                    2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                          48,700,000.00                 735,000,000.00

INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
  Paid to Swap Counterparty
  Due to Swap Counterparty
  Proration %
  Interest Due to Investors
  Interest Payment to Investors

Net Settlement due to / (receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                       -                               -
Swap Interest Shortfall Inc/(Dec) This Period                                 -                               -
Swap Swap Interest Shortfall Carryover                                        -                               -

INTEREST RESET
Interest Rate                                                          7.51625%
Number of Days                                                            91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE                        925,271.25                 10,953,429.23
----------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.



/s/ Holly Pearson
---------------------------------------
Holly Pearson, Treasury Manager